Exchange Traded Funds
December 30, 2025
Founder-Led ETF
Nasdaq Stock Market, LLC : FDRS
Summary Prospectus
Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at https://www.founderledfunds.com. You can also get this information at no cost by calling (855) 552-6744. The current prospectus and statement of additional information, dated December 30, 2025, are incorporated by reference into this summary prospectus. Information about the Fund's net asset value per share, market price, premiums and discounts and bid-ask spreads can be found at https://www.founderledfunds.com.

Founder-Led ETF
FDRS

Investment Objective
The Founder-Led ETF (the "Fund") seeks to track the performance, before fees and expenses, of the Founder-Led Index (the "Index").
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund ("Shares"). You may pay other possible fees, such as your broker-dealer's brokerage commissions and any other fees from financial intermediaries, which are not reflected in the table and Example below.
Annual Fund operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.49%
Other Expenses[2]	0.00%
Distribution and/or Service (12b-1) Fees	0.00%
Total Annual Fund Operating Expenses	0.49%
1
Under the unitary fee arrangement, Corgi Strategies, LLC (the "Adviser"), or any sub-adviser it engages, will bear substantially all of the Fund's ordinary operating expenses, except for: advisory fees; interest on borrowings for investment purposes; dividends and other expenses on securities sold short; taxes; brokerage commissions and other costs of purchasing and selling portfolio securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; any distribution fees and expenses paid under a Rule 12b-1 plan adopted pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); litigation expenses; and other non-routine or extraordinary expenses.
2
Based on estimated amounts for the current fiscal year.
Expense Example
This Example is designed to help you compare shareholder costs across funds. It assumes a $10,000 investment held for the periods shown and a full redemption at the end of each period, with a 5% annual return and unchanged operating expenses. Brokerage commissions you may pay when buying or selling Shares are not included. Your actual expenses may differ; based on these assumptions, your costs would be as shown.
The Fund also incurs transaction and financing costs associated with derivatives and with the purchase and sale of portfolio instruments. These costs are not reflected in the table or the Example below.
1 Year	3 Years
$50	$157
Portfolio Turnover
When the Fund buys and sells securities and derivatives, it incurs trading costs such as brokerage commissions. Greater trading activity (often called portfolio turnover) generally means higher trading expenses and, in taxable accounts, may result in larger taxable distributions. These amounts are not included in Total Annual Fund Operating Expenses or in the Expense Example and will reduce the Fund's returns. Because the Fund is newly formed, a portfolio turnover rate is not yet available.
Principal Investment Strategies
The Fund is an exchange-traded fund ("ETF") that uses a "passive management" (or indexing) approach to track the performance, before fees and expenses, of the Founder-Led Index (the "Index"). The Index tracks the performance of the top 50 founder-led publicly traded U.S. companies, defined as companies where at least one original founder currently serves in a C-suite or equivalent key executive role (e.g., CEO, President, CTO, CFO). The Index is owned and maintained by Corgi Strategies, LLC (the "Index Owner"), which is responsible for the selection criteria, constituent determination, and weighting methodology. Solactive AG (the "Index Calculator") calculates and disseminates the Index on behalf of Corgi Strategies, LLC.
The Index
I. Eligible Universe
The Index's eligible universe includes common equity securities of U.S.-listed companies with primary listings only (excluding American Depositary Receipts and over-the-counter securities).
II. Constituent Selection
From the eligible universe, companies are screened to identify founder-led issuers, meaning companies where at least one original founder currently serves in a C-suite or equivalent key executive role (e.g., CEO, President, CTO, CFO). Among these founder-led issuers, the Index selects 50 companies using free float adjusted market capitalization and liquidity criteria.
III. Weighting
Constituents are weighted by free float adjusted market value, subject to a maximum of 10% per issuer as of each Rebalance Day. Any amount above the 10% maximum will be distributed pro rata. If the Index becomes concentrated in a particular sector or industry, the Fund is expected to mirror that concentration.
IV. Rebalancing
The Index is reconstituted and rebalanced quarterly after the close on the third Friday of March, June, September, and December, with changes effective on the next trading day (each, a "Rebalance Day"). The 10% single issuer cap is applied at each Rebalance Day.
Between scheduled rebalances, if any constituent's closing weight rises above 20%, that name is reset to 10% and the excess weight is spread across the remaining constituents on a pro rata basis. This drift control can result in interim adjustments outside of the regular quarterly schedule. These interim adjustments may trigger additional transaction costs in the Fund during replication/sampling (see "Index Rebalancing Risk").
The Fund's Investment Strategy
The Fund seeks to achieve its investment objective by obtaining exposure to the Index primarily through (i) direct holdings of some or all of the equity securities included in the Index and/or (ii) the use of financial instruments (such as swap contracts) that provide economic exposure to one or more Index constituents. The Fund may also hold cash and short-term U.S. government securities (and/or other cash equivalents) for liquidity, collateral, and portfolio management purposes.
Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in founder-led company equities included in the Index and/or in financial instruments that collectively provide exposure to founder-led companies represented in the Index.
The Fund may use a replication approach or, when full replication is not practical, a representative sampling approach. In either case, the Fund seeks aggregate characteristics (including risk and return) that are consistent with its objective.
If the Index concentrates in a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent. The Fund will focus its investments in Information Technology, followed in descending order by Consumer Discretionary, Financials, Communication Services, Real Estate, Health Care and Industrials. The Fund is classified as non-diversified under the Investment Company Act of 1940.

Principal Risks of Investing in the Fund
The principal risks are presented below in order of importance as determined by the Adviser, with the most significant risks appearing first. Each risk described below is considered a "principal risk" of investing in the Fund, regardless of its order. As with any investment, you could lose all or part of your investment. Any of these risks could adversely affect the Fund's net asset value ("NAV"), market price, yield, total return, and/or its ability to achieve its objective.
AP and Market Maker Dependence Risk. The Fund relies on a limited number of authorized participants ("APs") and market makers to create, redeem, and provide liquidity in Shares. If these firms curtail or cease their activities and others do not step in, Shares may trade at significant premiums/discounts to NAV, experience wider bid-ask spreads, or be subject to trading halts or delisting.
Premium/Discount to NAV Risk. Shares trade at market prices that may be above (premium) or below (discount) NAV, particularly when market volatility is elevated, trading volume is limited, or the Index/portfolio experiences disruptions.
Index Calculation & Methodology Risk. Mistakes in index data, calculations, or application of the methodology can occur and may not be promptly remedied, which can affect the Fund. Errors, delays, or methodology misapplications (such as in classifying founder-led status, share counts, corporate actions, or float adjustments) may cause unintended inclusions/exclusions or inaccurate weights until corrected. Under the Index Calculation Agreement, Solactive is engaged solely to calculate, maintain, and disseminate Index Levels in line with the methodology provided by the Index Owner; in cases not covered or not clearly regulated by the methodology, the Index Owner and Solactive consult to agree on treatment, and Solactive may, if guidance is not timely available, implement adjustments in its commercially reasonable judgment.
Index Ownership and Conflicts of Interest Risk. The Adviser (or an affiliate) owns the Index intellectual property and licenses it to the Fund. Although the Adviser does not receive index-licensing revenue from the Fund, conflicts could arise in index rule design, constituent determinations, or timing of rebalances. The Trust maintains information-barrier policies and Board oversight; however, such measures may not fully eliminate perceived or actual conflicts.
Tracking Difference and Tracking Error Risk. The Fund's results may differ from those of the Index for various reasons. The Fund bears operating expenses and portfolio transaction costs that the Index does not. The Fund may not be fully invested in Index constituents at all times, may hold securities not included in the Index, and may experience timing differences, cash holdings, corporate actions, tax considerations, or fair-value pricing that contribute to tracking difference.
Operational and Cybersecurity Risk. The Fund and its service providers rely on complex processes and technology. Human error, processing or communication failures, cyber incidents, or disruptions at counterparties and other third parties could impair operations, result in financial loss, or hinder the Fund's ability to meet its objective.
Passive Strategy Risk. The Fund seeks to track the Index and does not take temporary defensive positions. Performance may deviate from broad market returns or active strategies; the Fund will not attempt to mitigate declines in the Index.
Concentration in Founder-Led Companies Risk. Because the Index focuses on companies led by one or more original founders, the Fund's holdings may reflect governance practices, strategic choices, and corporate cultures that differ from peers. This thematic focus narrows the investable universe and may cause performance to differ, positively or negatively, from broader equity markets.
Sector/Industry Focus Risk. Founder-led issuers may cluster in particular sectors or industries. If the Index becomes concentrated in any sector(s), the Fund will reflect that concentration and may be more sensitive to sector-specific developments than a more diversified approach. As a result of this concentration, the Fund may focus its investments in Information Technology, Consumer Discretionary, Financials, Communication Services, Real Estate, Health Care and Industrials.
Non-Diversified Fund Risk. As a non-diversified fund under the Investment Company Act of 1940, the Fund may invest a larger portion of assets in fewer issuers than a diversified fund. Losses in a single issuer could have a proportionately greater adverse effect on the Fund's performance.
Control and Dual-Class Share Structures Risk. Some founder-led issuers employ control mechanisms (e.g., dual-class voting) that concentrate voting power. Such structures can entrench management, reduce responsiveness to public shareholders, or amplify the market impact of founder-specific decisions or controversies.
Succession and Key-Person Exposure Risk. The departure, reduced role, or loss of influence of a company's founder or other key executive may adversely affect the issuer's prospects and have a negative impact on such issuer's share price, and, in some cases, its continued eligibility for the Index, potentially leading to removals at reconstitution and additional turnover.
New Fund Risk. The Fund is newly organized and has limited or no operating history. It may take time to attract assets, build secondary-market liquidity, and achieve efficient index tracking.
New Adviser Risk. The Adviser is both a newly registered investment adviser and has limited experience managing a registered fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund's intended investment objective.
Large-Capitalization Companies Risk. Large-cap issuers can be slower to adapt to competitive or technological shifts and, in some environments, may underperform smaller companies that are more nimble.
Brokerage Commissions and Bid-Ask Spread Risk. Investors transacting in the secondary market will pay brokerage commissions and may bear costs associated with the bid-ask spread. These costs tend to rise when trading volume is low or markets are stressed and can materially reduce investment results, especially for frequent or small transactions.
Swap Agreements and Other Derivatives Risk. To the extent the Fund uses derivatives (e.g., total return swaps) to obtain exposure or for portfolio management, it is subject to counterparty, liquidity, valuation, leverage, and correlation risks. Derivatives can be more volatile than direct holdings and may increase exposure to certain market risks.

Performance
Because the Fund has not completed a full calendar year of operations as of the date of this Prospectus, performance information is not presented. After the Fund has a full calendar year of results, this section will include a calendar-year bar chart and a table of average annual total returns, which will help illustrate the variability of returns over time and will compare the Fund's results with those of the Index and a broad-based securities market index. Past performance (before and after taxes) is not a guarantee of future results. Once available, updated performance information will be posted on the Fund's website at www.founderledfunds.com.
Management
Investment Adviser
Corgi Strategies, LLC serves as investment adviser to the Fund.
Investment Sub-Adviser
Tuttle Capital Management, LLC serves as investment sub-adviser to the Fund.
Portfolio Managers
The individual primarily responsible for the day-to-day management of the Fund is Matthew Tuttle, Portfolio Manager for the Adviser; who has been a portfolio manager of the Fund since 2025.
Purchase and Sale of Shares
The Fund issues and redeems shares only in large blocks called "Creation Units" at NAV next determined after an order is accepted. Only authorized participants ("APs") may transact in Creation Units directly with the Fund. Creation Units are generally issued and redeemed in exchange for a basket of securities and/or cash; the Fund may, in its discretion, permit or require all-cash creations or redemptions.
Individual Shares are listed for trading on The Nasdaq Stock Market, LLC (the "Exchange") and may be bought or sold in the secondary market at market prices rather than at NAV. Market prices may be above (premium to) or below (discount to) NAV. Investors trading on an exchange will pay brokerage commissions and may be affected by the bid-ask spread.
As available, information required by Rule 6c-11 (including the Fund's NAV, market price, historical premiums/discounts, and median bid-ask spread) will be posted on the Fund's website at www.founderledfunds.com.
Tax Information
Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, and/or capital gains (or some combination), unless shares are held through an individual retirement account ("IRA") or other tax-advantaged arrangement, in which case taxes may be due upon withdrawal. Your tax treatment may vary; consult your tax adviser about your particular circumstances.
Financial Intermediary Compensation
If you purchase Shares through a financial intermediary (e.g., a broker-dealer or bank), the Adviser or its affiliates may, from their own resources, compensate the intermediary for activities related to the distribution, marketing, promotion, or sale of Shares, or for shareholder and educational support. These payments may create a conflict of interest by incentivizing the intermediary or its personnel to recommend the Fund over other investments. Such payments are not made by the Fund and do not increase the expenses paid by the Fund. Ask your salesperson or visit your intermediary's website for more information.